UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2025

ARCADIUM LITHIUM PLC
(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-38694	98-1737136
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1818 Market Street Suite 2550 Philadelphia, PA United States 19103	Suite 12, Gateway Hub Shannon Airport House Shannon, Co. Clare Ireland V14 E3 70
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
215-299 5900	+353 1 6875238

Not Applicable
(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $1.00 per share*	ALTM	New York Stock Exchange

* This current report is filed by the Registrant as the successor issuer to Livent Corporation. The common stock of Livent Corporation was previously registered under Section 12(b) of the Securities Exchange Act of 1934. The Registrant’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act by virtue of Rule 12g-3(a).

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Supplemental Indenture

On January 1, 2025, Arcadium Lithium plc (the “Company”) and Livent Corporation (“Livent”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to that certain Indenture, dated as of June 25, 2020, by and among the Company, Livent and U.S. Bank Trust Company, National Association (as amended and supplemented by the First Supplemental Indenture thereto, dated as of January 4, 2024, and the Second Supplemental Indenture, the “Indenture”), which Indenture governs Livent’s 4.125% Convertible Senior Notes due 2025 (the “Notes”). Pursuant to the Second Supplemental Indenture, the Company guaranteed Livent’s obligations under the Indenture and the Notes and Livent irrevocably elected physical settlement as its settlement method pursuant to the Indenture, which will require Livent to deliver ordinary shares of the Company (the “Ordinary Shares”), together with cash, if applicable, in lieu of delivering any fractional Ordinary Share, on any conversion of Notes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report, and which is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation of a Registrant.

The disclosures required by this item are included in Item 1.01 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated January 1, 2025, by and among the Arcadium Lithium plc, Livent Corporation and U.S. Bank Trust Company, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARCADIUM LITHIUM PLC

Date: January 2, 2025	By:	/s/ Gilberto Antoniazzi
	Name:	Gilberto Antoniazzi
	Title:	Vice President and Chief Financial Officer